As filed with the U.S. Securities and Exchange Commission on April 26, 2024
1933 Act Registration No. 033-82054
1940 Act Registration No. 811-08660

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 35	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

Thrivent Variable Annuity Account A
(Exact Name of Registrant)
THRIVENT FINANCIAL FOR LUTHERANS
(Name of Depositor)
600 Portland Avenue, S., Suite 100,
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Deferred Variable Annuity
Thrivent Variable Annuity Account A

Statutory Prospectus
April 30, 2024
This prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	There are no charges for making a full or partial withdrawal.
Transaction Charges
There may be charges for other transactions.
You may make 12 free subaccount transfers in each Contract Year. On subsequent subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing programs), you will incur a $10 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Charges
	Annual Fee	Minimum	Maximum
	Mortality and Expense Risk Charge (as a percentage of the Accumulated Value in each subaccount)	0.0%	1.25%
	Investment Options ( Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,405	Highest Annual Cost: $2,681
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits or riders	No optional benefits or riders
	No sales charges	No sales charges
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS				Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.			Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.			Principal Risks of Investing in the Contract

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the portfolios available under the Contract. Each investment option (including the Fixed
Account) will have its own unique risks, and you should review the prospectuses for the Portfolios before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS	Location in Statutory Prospectus
Investments
We reserve the right to add, delete, combine or substitute investment options.
We charge $10 for each transfer of Accumulated Value you make in excess of
12 transfers per year.
You may not allocate or transfer less than $50 to either the subaccount(s) or the Fixed Account.
You may make only one transfer from the Fixed Account in each Contract year. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the value in the Fixed Account.
Purchases and Contract Value
TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
The financial advisor or professional will receive trailing compensation based on the Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment. They may also have an incentive to recommend you move to a new product.
Distribution of the Contracts
Exchanges
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the contract offers withdrawals on an ad hoc or systematic basis. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose to have automatic periodic transfers made to one or more of the variable Portfolios. Dollar Cost Averaging allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefit: The Contract offers a Death Benefit during the accumulation phase for your beneficiaries, ensuring they receive the minimum of your premium payments adjusted for withdrawals.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A Death Benefit, if any, would then depend on the option selected.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of excess amount being surrendered)	0%[1]
Transfer Charge	$10[2]
1When theContracts were originally issued, there was a seven-year surrender charge period. All Contracts are now out of the surrender charge period.
2You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $10 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expenses	$25[3]	$25
Base Contract Expenses
Mortality and Expense Risk Charge	1.25%[4]	1.15%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion, see Maintenance of Solvency in the statutory prospectus.
3If your net premiums in the Contract exceed $1,500, we will waive the Administrative Expenses charge. Net premiums are the sum of all premiums less withdrawals.
4A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.85%.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.23%	1.50%
Expenses after reimbursements and/or fee waivers.	0.23%	1.15%[5]
5The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.

Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be6:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,781	$8,532	$14,545	$30,801
Minimum Portfolio Expenses:	$1,506	$4,679	$8,079	$17,684

6For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.50% to 0.23%.
Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦
Short-Term Investment Risk. The Contract is not designed for short-term investing.
♦
Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦
Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦
Investment Restrictions. We reserve the right to limit transfers, and there is a $10 charge per transfer when you transfer your Contract Value between the investment options more than 12 times in a Contract Year. You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦
Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦
Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.

♦
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦
Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦
Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦
Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦
Cybersecurity Risk. We and our service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting us, a Subaccount, or service providers have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the ability to calculate Subaccount values, corrupting data or preventing parties from sharing information necessary for our operations, preventing or slowing transactions, stopping you from making transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and you may bear costs tied to these risks.
General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.

Registrant
Thrivent Variable Annuity Account A is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available in 1995. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account A reflect the investment experience of Thrivent Variable Annuity Account A and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account A may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/VariableAnnuityA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in Portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to Portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract.
The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Administrative Expenses
During the accumulation phase, we annually deduct a $25 Administrative Expenses charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.
We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.
Transfer Charge
You may make twelve free transfers in each Contract Year. We will charge you $10 for each subsequent transfer.
Mortality and Expense Risk Charge
We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.
Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.
Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.
Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3.5% using the Commissioner’s 1983 Table A “Annuitant Mortality Table.”
In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.
To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a maximum mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.85%.
If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in General Information About the Contracts – Maintenance of Solvency section.
Fund Expenses
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableAnnuityA.
General Description of the Contracts
Entire Contract
The entire Contract between you and us consists of:
♦
the Contract including any attached rider(s), if any, endorsements or amendments;
♦
the application attached to the Contract; and
♦
the Thrivent Articles of Incorporation and Bylaws which are in effect on the Issue Date of the Contract.
Owners, Payees and Annuitants
You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.
In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.
Adult and Juvenile Contracts
We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.
In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.
Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.
If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.
The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries
You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:
♦
equally to the beneficiaries in the first class. If none are living, then;
♦
equally to the beneficiaries in the second class. If none are living, then;
♦
equally to the beneficiaries in the third class.
If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.
No Beneficiary change shall take effect unless received by the Society at its Service Center. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.
Assignments of Ownership
You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.
Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Taxes for more information.
The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.
Successor Owners
If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.
Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your Spouse is the successor owner, your Spouse will automatically become the owner of the Contract and will not be required to take these distributions.
Contracts Issued in Connection with Qualified Plans
If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract.
Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the Death Benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the Death Benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Minimum Contract Value
If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Some of the Subaccounts may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3.5%.
If your Contract is setup on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Asset Rebalancing
You may choose to automatically rebalance your Contract value periodically under the Asset Rebalancing Program. Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. The program will not terminate automatically by transferring your allocations to another Subaccount. You can change your allocations at any time by telephone request (if we receive proper authorization from you) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.
Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.
Automatic Asset Rebalancing does not count toward the number of free transfers described previously.
The Fixed Account is excluded from this program. We reserve the right to change this program at any time.
Dollar Cost Averaging
You may establish a Dollar Cost Averaging Program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. Transfers will be made automatically on the date you choose (except the 29th, 30th or 31st of a month). You may use Dollar Cost Averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, at which time this DCA plan shall terminate. You may terminate the plan at any time by request. Dollar Cost Averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a Dollar Cost Averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under Dollar Cost Averaging are not subject to the charges applicable to transfers, described below.
Dollar Cost Averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
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Changes in state insurance laws;
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Changes in Federal income tax law;
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Changes in the investment management of the Fund; or
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Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
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Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
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Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
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Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
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Combine the Variable Account with other variable accounts, and/or create new variable accounts;
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Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
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Contracts used in an employer sponsored retirement plan; and
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Contracts issued in Massachusetts and Montana.
Annuity Period
The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.
Annuity Commencement Date
The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us Notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available.
Your Contract provides for a Death Benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the payment option.
However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.
Annuity Payments
If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our General Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.
The following annuity payment options are generally available under the Contract:
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Option 1—Interest. You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.
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Option 2—Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.
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Option 3—Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.
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Option 4—Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.
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Option 5—Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of  1∕2,  1∕3 or  1∕4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.
We also have other annuity payment options that may be chosen. Information about these options may be obtained from your financial advisor or professional or our Service Center.
If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.
Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract.
Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.
With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.
We will also deduct any applicable Administrative Charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.
We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.0% or 3.5% based on the option elected. We may declare higher interest rates at our discretion.
We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. The Settlement Option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the Settlement Option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro rata between the Settlement Option and the portion that remains deferred.

Withdrawals and Surrenders during the Annuity Phase
Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterizations of a Contract as revocable.) For all other payment options, your Contract will be revocable.
If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.
In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.
Death of Owner/Payee after the Annuity Commencement Date
If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date	Standard	No additional charge	No additional charge	Benefit terminates upon annuitization
Death of an Owner and/or Annuitant Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, the Contract provides a Death Benefit. We calculate the Death Benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the Death Benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):
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within five years of your death; or
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if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.
Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.
Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.
Before we can process any death proceeds, we must receive at our Service Center:
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proof that the Annuitant or owner died before the Annuity Commencement Date;
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a completed claim form; and
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any other information that we reasonably require to process the claim.
If the Annuitant dies before age 80, the Death Benefit is calculated as the greater of:
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the Accumulated Value of the Contract;
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the sum of all premiums paid less the sum of any withdrawals; or
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the highest Accumulated Value of the Contract on any minimum death proceeds valuation date preceding the death proceeds calculation date, plus the sum of all premiums paid since the minimum death proceeds valuation date, less the sum of any withdrawals since that date. The first minimum death proceeds valuation is:
(a)The Contract issue date if that date is on or after March 1st, 2001; otherwise
(b)The first Contract Anniversary date on or after March 1st, 2001.
In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, whichever is greater.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the Death Benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

Example of calculation of death proceeds:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The death benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the Death Benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period – Annuity Payments.
Death of Owner/Payee after the Annuity Commencement Date
If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.
Purchases and Contract Value
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Crediting and Allocating Your Premium Payments
You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. We also reserve the right to limit the number of allocations to subaccounts. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.
You may change your allocation for future premiums at any time by submitting a request to our Service Center.
Fixed Account
Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfer from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3.5% per year. For the current interest rate, please contact our Service Center at 1-800-847-4836.
You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account may be deferred up to six months.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.
Contract Valuation
During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:
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the Fixed Account value; and
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the Variable Account value (the total of all your Subaccounts).
The Accumulated Value of your Contract is determined on each Valuation Date.
Fixed Account Valuation
You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3.5% for any 12-month period.
Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.
The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.
Variable Account Valuation
We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.
We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.
At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) Is the Net Investment Factor for that Subaccount for that period.
Accumulation Units
Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
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You allocate premiums to that Subaccount;
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You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
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If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
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You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
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You make a surrender from that Subaccount;
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Transfer Charges are applied against the Subaccount;
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) The Net Investment Factor for accumulation unit values for the Subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the Subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:
(a)Is the sum of:
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.
(iii)A per share charge or credit for any taxes reserved for what we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is 1.25%.
Transfers among Subaccounts and/or the Fixed Account
Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time or as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.
To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:
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You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.
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You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.
You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Surrenders and Withdrawals
Surrenders and Withdrawals Before the Annuity Commencement Date
You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. We do not accept telephone requests for full surrenders. You may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.
We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases, we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
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Surrender of a value of $100,000 or more;
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Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
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Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Automatic Payout Option
The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Charges and Deductions. You can set up this distribution plan by contacting your financial advisor or professional. You should consult a tax adviser about the tax consequences of receiving automatic payouts.
Postponement of Payments
We may defer payment of any surrender, Death Benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such Death Benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Federal Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1∕2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1∕2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise surrender rights described above under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Ave. S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed financial advisor or professional of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% -
1.225%. Your financial advisor or professional may receive asset-based compensation ranging from 0% to 0.0613% of the account value annually. If you elect a Settlement Option we pay commission in the range of 0% to 1.08% of the premium applied to the settlement option. The compensation described above is not charged directly to you or your Contract. The compensation is paid form our resources, which include fees and charges imposed on your Contract.
For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 1.25% of premiums, plus up to 0.05% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity Settlement Option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account.
Annuitant	The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.
Annuity Commencement Date	The date on which annuity payments begin.
Annuity Proceeds	The Cash Surrender Value on the Annuity Commencement Date.
Cash Surrender Value	Accumulated Value less any applicable charges or deductions.
Commuted Value	The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract	The Contract between you and us providing the individual flexible premium deferred variable annuity.
Contract Anniversary	The same date in each year as the Issue Date.
Contract Owner
The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Code	The Internal Revenue Code of 1986, as amended.
Fixed Account
An investment allocation option that credits an interest rate. The Fixed
Account is part of our General Account. The Fixed Account is not a
Subaccount. For the current interest rate, please call our Service Center at
1-800-847-4836.

Issue Date	The effective date of the Contract, generally the date on which you sign the application
Medallion Signature Guarantee
A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Minimum Death Proceeds Value	The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A, or similar provisions of the Internal Revenue Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Spouse
An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile.
Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Subaccount	A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date
Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period	The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account	Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableAnnuityA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77%[1]	19.31%	11.56%	8.61%
Large Growth	Thrivent All Cap Portfolio	0.68%	22.13%	14.75%	10.10%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	12.46%	6.86%	5.32%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.49%	10.20%	4.73%	4.13%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	9.13%	3.32%	1.88%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	28.19%	N/A4	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.63%	22.03%	11.08%	7.95%
Intermediate Government	Thrivent Government Bond Portfolio	0.46%	4.37%	0.90%	1.63%
Health	Thrivent Healthcare Portfolio	0.85%[1]	4.15%	10.65%	8.88%
High Yield Bond	Thrivent High Yield Portfolio	0.47%	11.83%	4.25%	3.66%
Corporate Bond	Thrivent Income Portfolio	0.44%	9.29%	3.04%	3.09%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.75%	18.11%	6.70%	3.47%
Foreign Large Blend	Thrivent International Index Portfolio	0.42%	17.76%	N/A4	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	47.07%	17.99%	13.82%
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	26.01%	15.42%	11.74%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	12.87%	13.04%	9.37%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.45%	6.38%	2.17%	1.97%
Global Large-Stock Blend	Thrivent Low Volatility Equity Portfolio[5]	0.90%[1]	8.06%	7.58%	N/A2
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	17.12%	N/A4	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	16.19%	12.36%	8.98%

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	14.19%	13.12%	10.96%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[1]	13.31%	N/A4	N/A4
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	16.18%	8.15%	6.24%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	17.60%	9.56%	7.25%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	12.09%	5.42%	4.48%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.88%	1.66%	1.02%
Multisector Bond	Thrivent Multidimensional Income Portfolio[6]	0.98%[1]	8.36%	3.88%	N/A2
Multisector Bond	Thrivent Opportunity Income Plus Portfolio	0.70%	8.93%	2.37%	2.51%
Real Estate	Thrivent Real Estate Securities Portfolio	0.87%	10.14%	7.12%	7.41%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	9.86%	13.60%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	15.79%	10.78%	8.41%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	12.62%	14.55%	10.63%
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5The Thrivent Low Volatility Equity Portfolio will merge into the Thrivent Global Stock Portfolio on or about July 26, 2024. The Low Volatility Equity subaccount will be closed to new money if you don't already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.
6The Thrivent Multidimensional Income Portfolio will merge into the Thrivent Opportunity Income Plus Portfolio on or about July 26, 2024. The Multidimensional Income subaccount will be closed to new money if you do not already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityA. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or  FINRA’s Broker Check for more information about our financial advisors.
Contract Form 4460 and state variations
EDGAR Contract No.C000007340 13017P R4-24

Thrivent Variable Annuity Account A
Statement of Additional Information
Dated April 30, 2024
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Flexible Premium Deferred Variable Annuity Prospectus dated April 30, 2024 (the “Prospectus”) for Thrivent Variable Annuity Account A (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/VariableAnnuityA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
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GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1995. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
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SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
While the Contract is no longer issued, Contract Owners may continue to allocate net premiums among the investment alternatives with different investment objectives.
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2023	2022	2021
$301,446	$27,095	$935,879
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ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 3.5% and the Annuity 1983 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 3.0%.  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT
5

LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account A as of December 31, 2023 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company” ), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 15, 2024

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2023 and 2022
(in millions)
	2023	2022
Admitted Assets
Bonds	$50,554	$50,056
Stocks	1,323	1,836
Mortgage loans	10,869	10,697
Real estate	41	43
Cash, cash equivalents and short-term investments	2,008	1,188
Contract loans	1,064	1,047
Receivables for securities	85	29
Limited partnerships	9,694	8,800
Other invested assets	822	290
Total cash and invested assets	76,460	73,986
Accrued investment income	742	489
Due premiums and considerations	124	122
Other assets	51	50
Separate account assets	36,144	33,288
Total Admitted Assets	$113,521	$107,935
Liabilities
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824
Deposit liabilities	5,549	4,626
Contract claims	509	522
Member dividends payable	420	375
Interest maintenance reserve	316	454
Asset valuation reserve	2,787	2,653
Borrowed money	—	903
Transfers due to/(from) separate accounts, net	(564)	(526)
Payable for securities	185	160
Securities lending obligation	644	291
Other liabilities	921	677
Separate account liabilities	36,042	33,208
Total Liabilities	$99,234	$94,167
Surplus
Unassigned funds	$14,264	$13,737
Other surplus	23	31
Total Surplus	$14,287	$13,768
Total Liabilities and Surplus	$113,521	$107,935
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Revenues
Premiums	$5,520	$5,033	$5,182
Considerations for supplementary contracts with life contingencies	230	83	94
Net investment income	3,233	3,410	4,098
Separate account fees	739	758	832
Amortization of interest maintenance reserve	88	91	103
Other revenues	68	71	37
Total Revenues	$9,878	$9,446	$10,346
Benefits and Expenses
Death benefits	$1,289	$1,338	$1,373
Surrender benefits	4,472	3,634	3,650
Change in reserves	1,640	849	228
Other benefits	2,237	1,925	1,989
Total benefits	9,638	7,746	7,240
Commissions	280	275	305
General insurance expenses	950	822	821
Fraternal benefits and expenses	169	166	236
Transfers due to/(from) separate accounts, net	(2,153)	(1,018)	(812)
Total expenses and net transfers	(754)	245	550
Total Benefits and Expenses	$8,884	$7,991	$7,790
Gain from Operations before Dividends and Capital Gains and Losses	$994	$1,455	$2,556
Member dividends	419	375	292
Gain from Operations before Capital Gains and Losses	$575	$1,080	$2,264
Realized capital gains and (losses), net	(62)	69	298
Net Income	$513	$1,149	$2,562
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Surplus, Beginning of Year	$13,768	$13,695	$10,699
Prior year adjustment	40	11	—
Adjusted Balance – Beginning of Year	$13,808	$13,706	$10,699
Net income	513	1,149	2,562
Change in unrealized investment gains and losses	(20)	(758)	722
Change in non-admitted assets	32	(63)	(25)
Change in asset valuation reserve	(134)	(269)	(413)
Change in surplus of separate account	22	(18)	(2)
Deferred gain on Medicare supplement reinsurance	(8)	31	—
Pension liability adjustment	74	(10)	152
Surplus, End of Year	$14,287	$13,768	$13,695
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Cash from Operations
Premiums	$5,743	$5,104	$5,269
Net investment income	2,672	2,501	2,536
Other revenues	807	829	869
	9,222	8,434	8,674
Benefit and loss-related payments	(8,010)	(6,940)	(7,047)
Transfers (to)/from separate account, net	2,115	1,129	752
Commissions and expenses	(1,383)	(1,287)	(1,355)
Member dividends	(376)	(292)	(286)
Other	3	5	(9)
Net Cash from Operations	$1,571	$1,049	$729
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$6,723	$7,293	$12,421
Stocks	1,158	1,172	1,404
Mortgage loans	661	827	1,038
Limited partnerships	821	1,239	2,156
Other	449	112	135
	9,812	10,643	17,154
Cost of investments acquired or originated:
Bonds	(7,328)	(9,676)	(14,827)
Stocks	(631)	(1,226)	(1,062)
Mortgage loans	(812)	(1,253)	(1,664)
Limited partnerships	(1,787)	(1,666)	(1,985)
Other	(393)	(60)	(10)
	(10,951)	(13,881)	(19,548)
Transactions under mortgage dollar roll program, net	(67)	742	1,758
Change in net amounts due (to)/from broker	(55)	(678)	(1,784)
Change in collateral held for securities lending	352	(46)	72
Change in contract loans	(17)	16	56
Net Cash from Investments	$(926)	$(3,204)	$(2,292)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$900	$—
Net deposits (payments) on deposit-type contracts	23	107	325
Other	152	41	72
Net Cash from Financing and Miscellaneous Sources	$175	$1,048	$397
Net Change in Cash, Cash Equivalents and Short-Term Investments	$820	$(1,107)	$(1,166)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,188	$2,295	$3,461
Cash, Cash Equivalents and Short-Term Investments, End of Year	$2,008	$1,188	$2,295
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$74	$136	$141
Transferred collateral on collateralized fund obligation	$739	$—	$—
FHLB conversion from borrowed money to funding agreements	$900	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2023, 2022 and 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $159 million and $92 million in the mortgage dollar roll program as of December 31, 2023 and 2022, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

Thrivent Financial for Lutherans
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1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2023 and 2022 and for the three years in the period ended December 31, 2023, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32R (Preferred Stock) and SSAP No. 30R (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 15, 2024, the date the statutory-basis financial statements were available to be issued. Effective February 15, 2024, Thrivent’s Board of Directors approved an increase to the maximum borrowing capacity for the FHLB to $6 billion. There were no other subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	—	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
The admitted value of corporate debt securities issued in foreign currencies was $773 million and $547 million as of December 31, 2023 and 2022, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2023
Due in 1 year or less	$3,347	$3,332
Due after 1 year through 5 years	13,144	12,833
Due after 5 years through 10 years	13,321	12,458
Due after 10 years through 20 years	8,574	8,314
Due after 20 years	13,674	12,280
Total	$52,060	$49,217
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2023	2022
Unaffiliated Preferred Stocks:
Cost	$382	$463
Gross unrealized gains	6	7
Gross unrealized losses	(35)	(32)
Fair value	$353	$438
Statement value	$365	$461
Unaffiliated Common Stocks:
Cost	$467	$753
Gross unrealized gains	111	126
Gross unrealized losses	(11)	(58)
Fair value/statement value	$567	$821
Affiliated Common Stocks:
Cost	$321	$345
Gross unrealized gains	35	27
Gross unrealized losses	(97)	(62)
Fair value/statement value	$259	$310
Affiliated Mutual Funds and ETFs:
Cost	$118	$259
Gross unrealized gains	15	4
Gross unrealized losses	(1)	(19)
Fair value/statement value	$132	$244
Total statement value	$1,323	$1,836
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion and $10.7 billion for the years ended December 31, 2023 and 2022. There was no allowance for credit losses as of December 31, 2023 or 2022.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2023	2022
In good standing	$10,848	$10,676
Restructured loans, in good standing	21	20
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$10,869	$10,697

	2023	2022
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.2%	0.6%
Total principal	$1	$23
Number of loans	1	27
Interest Rates for Loans Issued During the Year:
Maximum	7.3%	6.4%
Minimum	4.4%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	82%	63%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2023	2022
Current	$10,851	$10,695
30 – 59 days past due	18	1
60 – 89 days past due	—	—
90 – 179 days past due	—	1
180+ days past due	—	—
Total mortgage loans	$10,869	$10,697
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$1
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2023	2022
Geographic Region:
Pacific	30%	31%
South Atlantic	19	19
East North Central	7	8
West North Central	8	9
Mountain	7	7
Mid-Atlantic	12	11
West South Central	12	10
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2023	2022
Property Type:
Industrial	26%	25%
Retail	16	17
Office	13	14
Church	8	8
Apartments	30	29
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2023 and 2022, Thrivent held impaired loans with carrying values of $39 million and $22 million, and unpaid principal balances of $47 million and $22 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021. The average recorded investment in impaired mortgage loans was $10 million

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

and $7 million for the years ended December 31, 2023 and 2022, respectively. Interest income recognized on impaired mortgage loans was $2 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During both years ended December 31, 2023 and 2022, Thrivent restructured two loans with a carrying value of $2 million.
For the years ended December 31, 2023 and 2022, Thrivent held eight mortgage loans with a carrying value of $21 million and seven loans with a carrying value of $20 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million.
During the years ended December 31, 2023 and 2022, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2023	2022
Home office properties	$141	$141
Held-for-sale	—	—
Total before accumulated depreciation	141	141
Accumulated depreciation	(100)	(98)
Total real estate	$41	$43
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million realized capital gain was recognized on the sale of the property in 2021.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale of the property in 2022.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2023, 2022 and 2021, zero, $4 million and $16 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2023	2022
Loaned Securities:
Carrying value	$654	$303
Fair value	629	282
Cash Collateral Reinvested:
Open	$292	$63
30 days or less	196	112
31 - 60 days	46	59
61 - 90 days	75	15
91 - 120 days	5	6
121 - 180 days	15	10
181 - 365 days	—	11
1 - 2 years	15	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$644	$291
Cash collateral liabilities	$644	$291
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2023	2022
Bonds:
Carrying value	$30	$52
Fair value	30	52
Short-term Investments:
Carrying value	$115	$46
Fair value	115	46
Cash Equivalents:
Carrying value	$499	$193
Fair value	499	193
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $30 million and $10 million for the years ended December 31, 2023 and 2022, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31

December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the FHLB. FHLB membership required an initial purchase of membership stock and gives Thrivent access to low-cost funding. As of December 31, 2023, Thrivent held both activity-based and membership stock. Thrivent held membership stock of $9 million as of December 31, 2023, and zero as of December 31, 2022, and activity-based stock of $68 million and $25 million as of December 31, 2023 and 2022, respectively. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of borrowed funds or funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowed funds or funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account. As of December 31, 2023, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,296	$2,637	$1,510	$1,559	$1,732	$900
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,452	$2,964	$1,800	$1,559	$1,732	$900

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the borrowed funds and funding agreements, excluding accrued interest, was $1.5 billion and $900 million as of December 31, 2023 and 2022, respectively. Interest accrues as of December 31, 2023 and 2022 at a weighted average rate of 5.4% and 3.8%, respectively. Interest paid in 2023 and 2022 was $73 million and $12 million, respectively. The outstanding deposit liabilities of $1.5 billion as of December 31, 2023 have scheduled maturity dates through 2026 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of borrowed funds and funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2023	2022	2023	2022
Borrowed Money	$—	$900	$—	$—
Funding Agreements	1,510	—	1,517	—
Other	—	—	—	—
Aggregate Total	$1,510	$900	$1,517	$—
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.4 billion and $2.2 billion at December 31, 2023 and 2022, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2023 and 2022.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Bonds	$2,107	$1,854	$1,792
Preferred stock	20	22	21
Unaffiliated common stocks	17	24	22
Affiliated common stocks	77	165	101
Mortgage loans	417	400	423
Real estate	12	12	13
Contract loans	75	75	78
Cash, cash equivalents and short-term investments	63	25	5
Limited partnerships	547	901	1,680
Other invested assets	30	17	31
Gross investment income	3,365	3,495	4,166
Investment expenses	(130)	(82)	(63)
Depreciation on real estate	(2)	(3)	(5)
Net investment income	$3,233	$3,410	$4,098
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2023 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $760 million, $18 million and $742 million, respectively. Aggregate deferred interest is $182 million as of December 31, 2023. Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$93	$90	$302
Gross losses	(140)	(190)	(122)
Stocks:
Gross gains	131	168	348
Gross losses	(64)	(75)	(18)
Futures	(172)	11	(20)
Other	65	(1)	5
Net gains and (losses) on sales	(87)	3	495
Provisions for Losses:
Bonds	(15)	(17)	(5)
Stocks	—	—	—
Other	(8)	(1)	—
Total provisions for losses	(23)	(18)	(5)
Realized capital gains and (losses)	(110)	(15)	490
Transfers to interest maintenance reserve	48	84	(192)
Realized capital gains and (losses), net	$(62)	$69	$298
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $5.7 billion and $11.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2023 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2023, the amortized cost basis for these securities, prior to any current-period OTTI was $32 million. The OTTI recognized in earnings as a realized loss totaled $4 million. The fair value of the securities as of the date impaired totaled $25 million. The amortized cost basis after the current-period impairment totaled $28 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2023	2022
Life insurance reserves	$25,648	$25,197
Disability and long-term care active life reserves	83	98
Disability and long-term care unpaid claims and claim reserves	358	367
Annuity reserves	19,777	18,768
Health contracts	6,559	6,394
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2023	2022
Aggregate reserves for life, annuity and health contracts	$19,777	$18,768
Deposit liabilities	5,549	4,626
Liabilities related to separate accounts	33,160	30,830
Total	$58,486	$54,224

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2023 and 2022, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumptions to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2023 and 2022, totaling $5.7 billion and $7.0 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2023 and 2022, totaled $20 million and $24 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2023	2022	2021	2020	2019
Risk charge paid	$118	$114	$119	$102	$104
Payments for guaranteed benefits	19	22	6	7	5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682

	2023	2022	2021
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$—
Non-guaranteed	1,473	1,986	2,531
Total	$1,474	$1,986	$2,531

	2023	2022	2021
Transfers to separate accounts	$1,474	$1,986	$2,531
Transfers from separate accounts	(3,592)	(2,981)	(3,335)
Other items	(35)	(23)	(8)
Transfers to separate accounts, net	$(2,153)	$(1,018)	$(812)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2023	2022
Net balance at January 1	$1,078	$1,036
Incurred Related to:
Current year	451	454
Prior years	(58)	(74)
Total incurred	393	380
Paid Related to:
Current year	53	52
Prior years	299	286
Total paid	352	338
Net balance at December 31	$1,119	$1,078
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2023	2022	2021
Direct premiums	$5,731	$5,256	$5,289
Reinsurance ceded	(211)	(223)	(107)
Net premiums	$5,520	$5,033	$5,182
Reinsurance claims recovered	$180	$201	$131
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2023	2022
Life insurance	$813	$835
Accident-and-health	40	39
Total	$853	$874
During 2022, Thrivent entered into a reinsurance agreement whereby certain medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2023.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2023 and 2022.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2023	2022
Unrealized gains and (losses)	$634	$654
Non-admitted assets	(355)	(315)
Separate accounts	102	80
Asset valuation reserve	(2,787)	(2,653)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money and funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2023	2022
Assets:
Balance, January 1	$48	$118
Purchases	98	93
Sales	(69)	(6)
Realized gains and (losses) net income	(12)	(27)
Unrealized gains and (losses) surplus	96	(130)
Balance, December 31	$161	$48
Liabilities:
Balance, January 1	$32	$91
Purchases	60	69
Sales	(69)	(40)
Realized gains and (losses) net income	18	18
Unrealized gains and (losses) surplus	68	(106)
Balance, December 31	$109	$32
Transfers
During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds and ETFs(1)	244	158	86	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 affiliated mutual funds and ETFs to present ETFs, totaling $56 million, in level 2 to level 1.
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2023	2022	2021	2023	2022	2021
Service cost	$20	$21	$21	$2	$2	$2
Interest cost	53	36	33	4	3	3
Expected return on plan assets	(74)	(86)	(78)	—	—	—
Other	4	—	13	(2)	(1)	—
Net periodic cost	$3	$(29)	$(11)	$4	$4	$5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,067	$1,284	$87	$109
Service cost	20	21	2	2
Interest cost	53	36	4	3
Actuarial (gain) loss	35	(213)	(8)	(21)
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,112	$1,067	$76	$87
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,139	$1,356	$—	$—
Actual return on plan assets	173	(156)	—	—
Employer contribution	—	—	9	6
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Fair value of plan assets, end of year	$1,249	$1,139	$—	$—
The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Funded Status:
Accrued benefit costs	$—	$—	$(108)	$(113)
Asset (Liability) for pension benefits	137	72	32	26
Total overfunded (unfunded) liabilities	$137	$72	$(76)	$(87)
Deferred Items:
Net (gain) loss	$87	$154	$(23)	$(16)
Net prior service cost	—	—	(9)	(10)
Accumulated amounts recognized in periodic pension expenses	$224	$226	$(108)	$(113)
Accumulated benefit obligation	$1,093	$1,046	$76	$87

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2023 and 2022, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2022	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2023	2022	2023	2022
Weighted Average Assumptions:
Discount rate	5.0%	5.2%	5.0%	5.2%
Expected return on plan assets	6.8	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	4.5	3.9	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.4% and 6.0% in 2023 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2033. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2024 – $74 million; 2025 – $77 million; 2026 – $79 million; 2027 – $82 million; 2028 –$81 million; and 2029 to 2033 – $425 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2024 – $8 million; 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; and 2029 to 2033 – $28 million.
The minimum pension contribution required for 2023 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2024.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2023	2022(1)	2023	2022(1)
Equity securities	53%	52%	52%	49%
Private Equity	15	15	14	15
Fixed income and other securities	32	33	34	36
Fixed income and other securities	100%	100%	100%	100%

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 actual allocation to adjust short-term investments, totaling 11% of total, from equity securities to fixed income and other securities.
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Derivatives	—	—	—	—
Total	$517	$468	$177	$1,162
The fair value of the pension plan assets as presented in the table above does not include net accrued assets of $10 million and liabilities of $23 million as of December 31, 2023 and 2022, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2023 or 2022. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2023, 2022 and 2021, Thrivent contributed $42 million, $43 million and $41 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2023 and 2022, $55 million and $64 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2023, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $280 million and $279 million as of December 31, 2023 and 2022, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.7 billion and $4.3 billion as of December 31, 2023 and 2022, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $16 million and $17 million for each of the years ended December 31, 2023, 2022 and 2021 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2023 were $178 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2024 – $19 million; 2025 – $18 million; 2026 – $16 million; 2027 – $15 million and thereafter – $110 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2022, values was completed on July 3, 2023 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $260 million and $310 million related to Holdings for the years ended December 31, 2023 and 2022, respectively. Non-admitted values related to Holdings were $61 million and $46 million for the years ended December 31, 2023 and 2022, respectively.
During 2023, Thrivent received cash distributions of $602 million and $211 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.4 billion, $427 million, $20 million and $37 million respectively.
During 2023, Thrivent received cash distributions of $74 million from Holdings, treated as dividends.
During 2023, Thrivent received $30 million from TEF and $1 million from Gold Ring Holdings, LLC which were treated as return of capital.
Other Related Party Transactions
Thrivent has invested $132 million and $244 million in various Thrivent mutual funds/ETFs as of December 31, 2023 and 2022, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $144 million, $129 million and $108 million for the years ended December 31, 2023, 2022 and 2021, respectively. The net receivables due from affiliates for the years ended December 31, 2023 and 2022 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $106 million, $134 million and $173 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $184 million, $194 million and $218 million for the years ended December 31, 2023, 2022 and 2021, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2023 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $367 million and $1.0 billion as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $273 million in the VFN and received $876 million of principal payments.
In August 2021, TEF entered into an agreement, last amended August 2023, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2023, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $626 million and $619 million as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $626 million in the VFN and received $587 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2023, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.2 billion and $422 million as of December 31, 2023 and 2022, respectively.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $430 million as of December 31, 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account A
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account A indicated in Note 1, as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended on December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account A as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2024
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account A since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023
Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Death claim units	Death claim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$58,039,894	$58,039,894	$58,039,894	1,708,544	$33.97	—	$33.42	$47,776,701	3,261,438
All Cap	$4,765,000	$4,765,000	$4,765,000	126,415	$37.59	309	$40.65	$3,869,112	301,605
Balanced Income Plus	$90,247,910	$90,247,910	$90,247,910	1,975,553	$45.40	20,797	$24.12	$89,010,685	6,174,428
Diversified Income Plus	$19,143,809	$19,143,809	$19,143,809	776,241	$24.60	2,325	$22.32	$19,188,013	2,560,702
Emerging Markets Equity	$1,689,077	$1,689,077	$1,689,077	130,537	$12.94	—	$13.56	$1,646,159	128,688
ESG Index	$648,249	$648,249	$648,249	39,991	$16.21	—	$16.39	$544,396	40,539
Global Stock	$21,226,456	$21,226,456	$21,226,456	883,835	$23.93	2,820	$28.39	$16,757,371	1,545,923
Government Bond	$10,459,912	$10,459,912	$10,459,912	474,858	$21.98	845	$14.26	$11,337,320	1,059,532
Healthcare	$6,326,513	$6,326,513	$6,326,513	175,100	$36.10	163	$37.83	$5,331,355	244,278
High Yield	$6,666,127	$6,666,127	$6,666,127	242,035	$27.51	289	$23.46	$7,435,411	1,599,935
Income	$7,090,391	$7,090,391	$7,090,391	364,839	$19.42	199	$17.84	$8,082,883	800,378
International Allocation	$17,314,984	$17,314,984	$17,314,984	1,353,095	$12.75	4,223	$13.37	$15,620,151	1,825,609
International Index	$346,296	$346,296	$346,296	25,173	$13.76	—	$13.91	$325,247	26,046
Large Cap Growth	$42,667,820	$42,667,820	$42,667,820	737,959	$57.72	1,237	$55.93	$33,708,236	888,407
Large Cap Index	$235,141,477	$235,141,477	$235,141,477	2,404,737	$97.53	15,017	$45.58	$90,687,688	3,686,475
Large Cap Value	$20,876,566	$20,876,566	$20,876,566	428,196	$48.68	839	$36.25	$15,701,670	949,881
Limited Maturity Bond	$6,305,368	$6,305,368	$6,305,368	465,741	$13.53	132	$13.27	$6,459,901	655,927
Low Volatility Equity	$771,742	$771,742	$771,742	54,442	$14.18	—	$14.46	$724,941	58,478
Mid Cap Growth	$945,018	$945,018	$945,018	70,842	$13.34	—	$13.49	$943,142	68,976
Mid Cap Index	$21,298,981	$21,298,981	$21,298,981	395,803	$53.69	1,143	$41.78	$15,888,625	1,016,837
Mid Cap Stock	$32,248,305	$32,248,305	$32,248,305	610,962	$52.71	911	$45.55	$27,473,844	1,639,925
Mid Cap Value	$679,601	$679,601	$679,601	38,080	$17.85	—	$18.04	$619,839	38,776
Moderate Allocation	$247,614,272	$247,614,272	$247,614,272	9,817,318	$25.19	11,213	$25.46	$216,215,671	16,866,767
Moderately Aggressive Allocation	$156,914,037	$156,914,037	$156,914,037	5,425,951	$28.91	2,058	$28.83	$134,601,893	9,918,588
Moderately Conservative Allocation	$74,296,496	$74,296,496	$74,296,496	3,751,606	$19.78	4,450	$20.22	$71,180,379	5,833,444
Money Market	$8,387,343	$8,387,343	$8,387,343	8,195,334	$1.02	43,157	$1.07	$8,387,344	8,387,344
Multidimensional Income	$571,338	$571,338	$571,338	52,410	$10.90	—	$11.12	$615,819	60,428
Opportunity Income Plus	$3,553,421	$3,553,421	$3,553,421	229,486	$15.48	86	$15.69	$3,878,208	395,651
Real Estate Securities	$7,237,170	$7,237,170	$7,237,170	151,988	$47.39	1,240	$27.53	$5,506,270	265,768
Small Cap Growth	$1,954,149	$1,954,149	$1,954,149	121,711	$16.06	—	$16.33	$1,930,199	127,450
Small Cap Index	$122,494,071	$122,494,071	$122,494,071	1,142,642	$106.96	9,355	$39.80	$93,104,700	6,046,463
Small Cap Stock	$23,998,461	$23,998,461	$23,998,461	456,134	$52.56	535	$38.63	$22,558,333	1,350,391
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Investment Income	Expenses	Net investment income (loss)	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges				Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$1,000,857	$(681,177)	$319,680	$687,680	$920,606	$7,163,553	$8,771,839	$9,091,519
All Cap	$41,757	$(55,188)	$(13,431)	$46,073	$17,957	$785,802	$849,832	$836,401
Balanced Income Plus	$2,493,870	$(1,123,822)	$1,370,048	$(577,805)	$—	$8,676,554	$8,098,749	$9,468,797
Diversified Income Plus	$741,519	$(238,575)	$502,944	$(136,555)	$—	$1,271,691	$1,135,136	$1,638,080
Emerging Markets Equity	$49,087	$(20,473)	$28,614	$1,227	$—	$98,252	$99,479	$128,093
ESG Index	$5,520	$(6,444)	$(924)	$4,772	$—	$117,383	$122,155	$121,231
Global Stock	$250,161	$(250,179)	$(18)	$294,669	$—	$3,456,262	$3,750,931	$3,750,913
Government Bond	$349,505	$(133,936)	$215,569	$(140,432)	$—	$233,836	$93,404	$308,973
Healthcare	$35,607	$(80,479)	$(44,872)	$104,171	$88,504	$19,440	$212,115	$167,243
High Yield	$393,543	$(81,368)	$312,175	$(144,075)	$—	$482,821	$338,746	$650,921
Income	$282,777	$(84,792)	$197,985	$(139,300)	$—	$464,518	$325,218	$523,203
International Allocation	$451,453	$(209,549)	$241,904	$88,875	$—	$2,257,648	$2,346,523	$2,588,427
International Index	$5,340	$(3,244)	$2,096	$(1,078)	$—	$36,846	$35,768	$37,864
Large Cap Growth	$79,429	$(471,615)	$(392,186)	$646,667	$4,142,127	$9,490,719	$14,279,513	$13,887,327
Large Cap Index	$2,952,971	$(2,742,748)	$210,223	$12,608,776	$1,202,494	$34,166,112	$47,977,382	$48,187,605
Large Cap Value	$354,573	$(255,100)	$99,473	$589,795	$1,031,479	$452,878	$2,074,152	$2,173,625
Limited Maturity Bond	$200,768	$(78,040)	$122,728	$(35,019)	$—	$221,137	$186,118	$308,846
Low Volatility Equity	$10,471	$(9,848)	$623	$2,897	$—	$47,049	$49,946	$50,569
Mid Cap Growth	$—	$(10,406)	$(10,406)	$(13,049)	$—	$146,096	$133,047	$122,641
Mid Cap Index	$279,395	$(258,289)	$21,106	$543,712	$731,884	$1,545,375	$2,820,971	$2,842,077
Mid Cap Stock	$133,179	$(393,152)	$(259,973)	$301,058	$1,552,600	$2,166,007	$4,019,665	$3,759,692
Mid Cap Value	$5,892	$(8,926)	$(3,034)	$4,298	$6,423	$63,810	$74,531	$71,497
Moderate Allocation	$6,271,954	$(3,001,055)	$3,270,899	$1,759,291	$192,883	$27,908,434	$29,860,608	$33,131,507
Moderately Aggressive Allocation	$3,868,362	$(1,895,888)	$1,972,474	$1,455,295	$2,714,522	$16,612,528	$20,782,345	$22,754,819
Moderately Conservative Allocation	$2,164,834	$(929,530)	$1,235,304	$(135,456)	$—	$6,444,840	$6,309,384	$7,544,688
Money Market	$369,479	$(96,486)	$272,993	$—	$—	$—	$—	$272,993
Multidimensional Income	$28,098	$(7,117)	$20,981	$(13,479)	$—	$30,171	$16,692	$37,673
Opportunity Income Plus	$168,236	$(42,709)	$125,527	$(48,949)	$—	$177,726	$128,777	$254,304
Real Estate Securities	$150,200	$(87,252)	$62,948	$147,039	$237,970	$136,372	$521,381	$584,329
Small Cap Growth	$—	$(18,463)	$(18,463)	$(88,068)	$—	$149,377	$61,309	$42,846
Small Cap Index	$1,360,029	$(1,443,874)	$(83,845)	$1,840,888	$3,055,130	$10,828,345	$15,724,363	$15,640,518
Small Cap Stock	$143,853	$(292,253)	$(148,400)	$99,014	$3,030,317	$(509,819)	$2,619,512	$2,471,112
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts
Aggressive Allocation	$319,680	$1,608,286	$7,163,553	$9,091,519	$1,131,446	$(4,028,706)	$(4,014)	$(1,098,240)	$(3,999,514)	$5,092,005	$52,947,889	$58,039,894
All Cap	$(13,431)	$64,030	$785,802	$836,401	$100,018	$(309,534)	$(265)	$(71,525)	$(281,306)	$555,095	$4,209,905	$4,765,000
Balanced Income Plus	$1,370,048	$(577,805)	$8,676,554	$9,468,797	$2,269,188	$(9,520,535)	$(12,136)	$(3,195,080)	$(10,458,563)	$(989,766)	$91,237,676	$90,247,910
Diversified Income Plus	$502,944	$(136,555)	$1,271,691	$1,638,080	$130,100	$(2,119,914)	$(1,466)	$(195,019)	$(2,186,299)	$(548,219)	$19,692,028	$19,143,809
Emerging Markets Equity	$28,614	$1,227	$98,252	$128,093	$12,766	$(149,920)	$(109)	$13,179	$(124,084)	$4,009	$1,685,068	$1,689,077
ESG Index	$(924)	$4,772	$117,383	$121,231	$101,621	$(40,413)	$(9)	$85,709	$146,908	$268,139	$380,110	$648,249
Global Stock	$(18)	$294,669	$3,456,262	$3,750,913	$198,104	$(1,695,028)	$(2,265)	$(363,207)	$(1,862,396)	$1,888,517	$19,337,939	$21,226,456
Government Bond	$215,569	$(140,432)	$233,836	$308,973	$170,112	$(988,108)	$(1,219)	$(107,268)	$(926,483)	$(617,510)	$11,077,422	$10,459,912
Healthcare	$(44,872)	$192,675	$19,440	$167,243	$119,049	$(511,939)	$(272)	$(213,085)	$(606,247)	$(439,004)	$6,765,517	$6,326,513
High Yield	$312,175	$(144,075)	$482,821	$650,921	$96,214	$(682,052)	$(642)	$21,669	$(564,811)	$86,110	$6,580,017	$6,666,127
Income	$197,985	$(139,300)	$464,518	$523,203	$163,678	$(432,643)	$(442)	$202,445	$(66,962)	$456,241	$6,634,150	$7,090,391
International Allocation	$241,904	$88,875	$2,257,648	$2,588,427	$337,041	$(1,169,129)	$(1,367)	$(549,931)	$(1,383,386)	$1,205,041	$16,109,943	$17,314,984
International Index	$2,096	$(1,078)	$36,846	$37,864	$4,685	$(9,149)	$(6)	$123,174	$118,704	$156,568	$189,728	$346,296
Large Cap Growth	$(392,186)	$4,788,794	$9,490,719	$13,887,327	$363,552	$(3,375,501)	$(2,350)	$370,137	$(2,644,162)	$11,243,165	$31,424,655	$42,667,820
Large Cap Index	$210,223	$13,811,270	$34,166,112	$48,187,605	$2,548,488	$(16,581,191)	$(24,104)	$(4,058,724)	$(18,115,531)	$30,072,074	$205,069,403	$235,141,477
Large Cap Value	$99,473	$1,621,274	$452,878	$2,173,625	$205,034	$(1,463,413)	$(1,318)	$(194,429)	$(1,454,126)	$719,499	$20,157,067	$20,876,566
Limited Maturity Bond	$122,728	$(35,019)	$221,137	$308,846	$146,762	$(448,902)	$(598)	$(37,246)	$(339,984)	$(31,138)	$6,336,506	$6,305,368
Low Volatility Equity	$623	$2,897	$47,049	$50,569	$9,886	$(73,679)	$(36)	$20,142	$(43,687)	$6,882	$764,860	$771,742
Mid Cap Growth	$(10,406)	$(13,049)	$146,096	$122,641	$40,788	$(48,996)	$(72)	$107,590	$99,310	$221,951	$723,067	$945,018
Mid Cap Value*	$21,106	$1,275,596	$1,545,375	$2,842,077	$237,886	$(1,611,731)	$(1,317)	$(544,826)	$(1,919,988)	$922,089	$20,376,892	$21,298,981
Mid Cap Stock	$(259,973)	$1,853,658	$2,166,007	$3,759,692	$231,049	$(2,106,174)	$(2,186)	$(162,013)	$(2,039,324)	$1,720,368	$30,527,937	$32,248,305
Mid Cap Value	$(3,034)	$10,721	$63,810	$71,497	$33,118	$(65,057)	$(15)	$10,771	$(21,183)	$50,314	$629,287	$679,601
Moderate Allocation	$3,270,899	$1,952,174	$27,908,434	$33,131,507	$2,815,283	$(22,105,467)	$(17,711)	$(2,067,627)	$(21,375,522)	$11,755,985	$235,858,287	$247,614,272
Moderately Aggressive Allocation	$1,972,474	$4,169,817	$16,612,528	$22,754,819	$2,256,851	$(12,809,474)	$(10,917)	$(2,449,410)	$(13,012,950)	$9,741,869	$147,172,168	$156,914,037
Moderately Conservative Allocation	$1,235,304	$(135,456)	$6,444,840	$7,544,688	$898,562	$(8,870,481)	$(7,009)	$(1,427,526)	$(9,406,454)	$(1,861,766)	$76,158,262	$74,296,496
Money Market	$272,993	$—	$—	$272,993	$822,336	$(1,634,368)	$(526)	$631,149	$(181,409)	$91,584	$8,295,759	$8,387,343
Multidimensional Income	$20,981	$(13,479)	$30,171	$37,673	$9,973	$(44,265)	$(29)	$(20,139)	$(54,460)	$(16,787)	$588,125	$571,338
Opportunity Income Plus	$125,527	$(48,949)	$177,726	$254,304	$109,905	$(257,895)	$(201)	$50,753	$(97,438)	$156,866	$3,396,555	$3,553,421
Real Estate Securities	$62,948	$385,009	$136,372	$584,329	$45,528	$(478,300)	$(447)	$(117,722)	$(550,941)	$33,388	$7,203,782	$7,237,170
Small Cap Growth	$(18,463)	$(88,068)	$149,377	$42,846	$26,659	$(92,371)	$(87)	$776,463	$710,664	$753,510	$1,200,639	$1,954,149
Small Cap Index	$(83,845)	$4,896,018	$10,828,345	$15,640,518	$1,420,905	$(7,928,152)	$(14,054)	$(2,564,046)	$(9,085,347)	$6,555,171	$115,938,900	$122,494,071
Small Cap Stock	$(148,400)	$3,129,331	$(509,819)	$2,471,112	$256,339	$(2,261,078)	$(1,868)	$36,288	$(1,970,319)	$500,793	$23,497,668	$23,998,461
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts
Aggressive Allocation	$(247,301)	$7,743,376	$(20,495,683)	$(12,999,608)	$1,241,984	$(4,733,197)	$(3,902)	$(942,998)	$(4,438,113)	$(17,437,721)	$70,385,610	$52,947,889
All Cap	$(31,980)	$950,856	$(1,981,007)	$(1,062,131)	$55,256	$(479,049)	$(279)	$(55,613)	$(479,685)	$(1,541,816)	$5,751,721	$4,209,905
Balanced Income Plus	$845,339	$8,112,352	$(26,116,214)	$(17,158,523)	$1,222,459	$(9,005,739)	$(12,925)	$(2,904,485)	$(10,700,690)	$(27,859,213)	$119,096,889	$91,237,676
Diversified Income Plus	$369,187	$1,398,400	$(5,145,835)	$(3,378,248)	$175,559	$(2,126,110)	$(1,496)	$(816,181)	$(2,768,228)	$(6,146,476)	$25,838,504	$19,692,028
Emerging Markets Equity	$(7,528)	$37,160	$(669,954)	$(640,322)	$86,638	$(113,747)	$(98)	$(60,403)	$(87,610)	$(727,932)	$2,413,000	$1,685,068
ESG Index	$(2,861)	$7,596	$(114,390)	$(109,655)	$1,649	$(6,819)	$(8)	$96,414	$91,236	$(18,419)	$398,529	$380,110
Global Stock	$(31,188)	$2,995,556	$(8,089,283)	$(5,124,915)	$349,636	$(1,672,911)	$(2,305)	$(314,502)	$(1,640,082)	$(6,764,997)	$26,102,936	$19,337,939
Government Bond	$116,920	$(148,303)	$(1,604,181)	$(1,635,564)	$200,849	$(1,411,176)	$(1,304)	$(1,048,980)	$(2,260,611)	$(3,896,175)	$14,973,597	$11,077,422
Healthcare	$(68,158)	$997,147	$(1,510,192)	$(581,203)	$114,689	$(559,073)	$(275)	$(83,282)	$(527,941)	$(1,109,144)	$7,874,661	$6,765,517
High Yield	$293,846	$(124,413)	$(1,069,383)	$(899,950)	$119,462	$(498,105)	$(613)	$(356,077)	$(735,333)	$(1,635,283)	$8,215,300	$6,580,017
Income	$164,351	$93,758	$(1,728,456)	$(1,470,347)	$120,161	$(470,499)	$(465)	$(771,238)	$(1,122,041)	$(2,592,388)	$9,226,538	$6,634,150
International Allocation	$259,526	$1,517,488	$(5,882,512)	$(4,105,498)	$265,922	$(1,175,790)	$(1,289)	$(200,177)	$(1,111,334)	$(5,216,832)	$21,326,775	$16,109,943
International Index	$2,845	$454	$(35,282)	$(31,983)	$1,054	$(8,506)	$—	$65,341	$57,889	$25,906	$163,822	$189,728
Large Cap Growth	$(473,868)	$4,264,688	$(21,170,548)	$(17,379,728)	$617,199	$(2,787,850)	$(2,184)	$(793,199)	$(2,966,034)	$(20,345,762)	$51,770,417	$31,424,655
Large Cap Index	$(65,637)	$15,645,246	$(67,639,186)	$(52,059,577)	$2,221,123	$(16,488,526)	$(23,040)	$(5,053,084)	$(19,343,527)	$(71,403,104)	$276,472,507	$205,069,403
Large Cap Value	$4,513	$2,329,738	$(3,628,481)	$(1,294,230)	$473,990	$(1,369,847)	$(1,175)	$1,251,490	$354,458	$(939,772)	$21,096,839	$20,157,067
Limited Maturity Bond	$54,879	$(27,239)	$(414,819)	$(387,179)	$279,994	$(554,074)	$(546)	$(839,404)	$(1,114,030)	$(1,501,209)	$7,837,715	$6,336,506
Low Volatility Equity	$(1,508)	$50,004	$(128,709)	$(80,213)	$26,711	$(100,454)	$(33)	$227,489	$153,713	$73,500	$691,360	$764,860
Mid Cap Growth	$(7,794)	$(6,816)	$(204,510)	$(219,120)	$48,697	$(9,350)	$(15)	$219,058	$258,390	$39,270	$683,797	$723,067
Mid Cap Index	$(34,244)	$2,674,566	$(6,338,422)	$(3,698,100)	$180,449	$(1,493,232)	$(1,269)	$(753,199)	$(2,067,251)	$(5,765,351)	$26,142,243	$20,376,892
Mid Cap Stock	$(309,721)	$6,696,941	$(13,925,008)	$(7,537,788)	$474,801	$(2,363,102)	$(2,088)	$(649,014)	$(2,539,403)	$(10,077,191)	$40,605,128	$30,527,937
Mid Cap Value	$(6,780)	$4,290	$(36,226)	$(38,716)	$37,861	$(32,371)	$(5)	$190,864	$196,349	$157,633	$471,654	$629,287
Moderate Allocation	$970,238	$23,077,387	$(76,229,701)	$(52,182,076)	$3,609,809	$(19,836,040)	$(17,577)	$(5,099,500)	$(21,343,308)	$(73,525,384)	$309,383,671	$235,858,287
Moderately Aggressive Allocation	$74,535	$17,566,314	$(53,105,427)	$(35,464,578)	$2,237,588	$(11,761,790)	$(10,469)	$(3,584,576)	$(13,119,247)	$(48,583,825)	$195,755,993	$147,172,168
Moderately Conservative Allocation	$724,152	$4,197,212	$(20,247,772)	$(15,326,408)	$1,128,523	$(6,728,637)	$(6,982)	$(1,812,790)	$(7,419,886)	$(22,746,294)	$98,904,556	$76,158,262
Money Market	$14,609	$—	$—	$14,609	$489,950	$(534,794)	$(599)	$2,878,818	$2,833,375	$2,847,984	$5,447,775	$8,295,759
Multidimensional Income	$5,898	$(15,739)	$(92,338)	$(102,179)	$92,562	$(146,427)	$(28)	$285,805	$231,912	$129,733	$458,392	$588,125
Opportunity Income Plus	$98,196	$(33,786)	$(516,542)	$(452,132)	$64,074	$(172,907)	$(180)	$149,734	$40,721	$(411,411)	$3,807,966	$3,396,555
Real Estate Securities	$(9,648)	$609,350	$(3,448,700)	$(2,848,998)	$109,401	$(860,567)	$(499)	$(100,995)	$(852,660)	$(3,701,658)	$10,905,440	$7,203,782
Small Cap Growth	$(15,782)	$(71,399)	$(324,086)	$(411,267)	$42,784	$(83,163)	$(84)	$(475,392)	$(515,855)	$(927,122)	$2,127,761	$1,200,639
Small Cap Index	$(104,009)	$13,580,361	$(39,373,943)	$(25,897,591)	$1,102,017	$(8,635,285)	$(14,502)	$(3,281,788)	$(10,829,558)	$(36,727,149)	$152,666,049	$115,938,900
Small Cap Stock	$(232,911)	$5,319,746	$(8,362,130)	$(3,275,295)	$398,286	$(1,928,774)	$(1,860)	$(874,045)	$(2,406,393)	$(5,681,688)	$29,179,356	$23,497,668
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2023
(1) ORGANIZATION
The Thrivent Variable Annuity Account A (the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Funds are registered under the Investment Company Act of 1940 as open-end management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.
The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.
Additionally, during the year ended December 31, 2023, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Aggressive Allocation	1,978,987	71,668	(214,119)	1,836,536	83,127	(211,119)	1,708,544
All Cap	149,058	8,736	(22,722)	135,072	4,732	(13,080)	126,724
Balanced Income Plus	2,487,468	193,002	(441,283)	2,239,187	194,231	(437,068)	1,996,350
Diversified Income Plus	989,455	46,653	(164,680)	871,428	45,118	(137,980)	778,566
Emerging Markets Equity	147,069	15,433	(22,157)	140,345	9,550	(19,358)	130,537
ESG Index	24,031	7,197	(1,540)	29,688	15,247	(4,944)	39,991
Global Stock	1,051,841	38,965	(117,065)	973,741	33,025	(120,111)	886,655
Government Bond	621,444	50,640	(152,632)	519,452	31,699	(75,448)	475,703
Healthcare	209,310	28,946	(45,471)	192,785	7,414	(24,936)	175,263
High Yield	292,818	14,551	(43,186)	264,183	16,746	(38,605)	242,324
Income	426,087	22,188	(79,609)	368,666	40,343	(43,971)	365,038
International Allocation	1,572,595	87,228	(186,829)	1,472,994	85,453	(201,129)	1,357,318
International Index	11,686	5,436	(1,082)	16,040	11,116	(1,983)	25,173
Large Cap Growth	853,874	66,425	(129,502)	790,797	65,717	(117,318)	739,196
Large Cap Index	2,855,991	177,428	(411,154)	2,622,265	125,798	(328,309)	2,419,754
Large Cap Value	454,979	83,047	(76,407)	461,619	38,939	(71,523)	429,035
Limited Maturity Bond	575,719	47,075	(130,906)	491,888	39,018	(65,033)	465,873
Low Volatility Equity	45,918	22,258	(10,592)	57,584	6,949	(10,091)	54,442
Mid Cap Growth	41,855	27,008	(6,164)	62,699	20,892	(12,749)	70,842
Mid Cap Index	479,005	20,289	(63,757)	435,537	22,133	(60,724)	396,946
Mid Cap Stock	703,998	35,190	(85,961)	653,227	27,586	(68,940)	611,873
Mid Cap Value	27,682	18,455	(6,677)	39,460	9,919	(11,299)	38,080
Moderate Allocation	11,663,513	474,834	(1,396,151)	10,742,196	422,785	(1,336,450)	9,828,531
Moderately Aggressive Allocation	6,414,699	193,958	(695,859)	5,912,798	185,036	(669,825)	5,428,009
Moderately Conservative Allocation	4,660,875	295,507	(694,857)	4,261,525	214,015	(719,484)	3,756,056
Money Market	5,549,624	5,878,912	(2,985,818)	8,442,718	3,768,681	(3,972,908)	8,238,491
Multidimensional Income	38,511	45,031	(25,804)	57,738	5,099	(10,427)	52,410
Opportunity Income Plus	233,957	29,545	(27,421)	236,081	19,885	(26,394)	229,572
Real Estate Securities	184,168	23,515	(42,310)	165,373	7,064	(19,209)	153,228
Small Cap Growth	109,459	119,077	(147,401)	81,135	83,079	(42,503)	121,711
Small Cap Index	1,357,703	92,241	(205,940)	1,244,004	71,602	(163,609)	1,151,997
Small Cap Stock	546,144	35,360	(84,152)	497,352	29,874	(70,557)	456,669
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2023 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$3,341,021	$6,100,249
All Cap	192,958	469,738
Balanced Income Plus	5,750,082	14,838,597
Diversified Income Plus	1,480,049	3,163,404
Emerging Markets Equity	136,223	231,692
ESG Index	204,230	58,246
Global Stock	653,895	2,516,309

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Government Bond	677,116	1,388,028
Healthcare	308,906	871,521
High Yield	649,767	902,403
Income	898,188	767,165
International Allocation	1,210,341	2,351,824
International Index	148,017	27,217
Large Cap Growth	6,398,817	5,293,038
Large Cap Index	6,885,488	23,588,301
Large Cap Value	2,607,893	2,931,067
Limited Maturity Bond	553,352	770,608
Low Volatility Equity	102,698	145,762
Mid Cap Growth	248,323	159,419
Mid Cap Index	1,683,374	2,850,371
Mid Cap Stock	2,378,767	3,125,464
Mid Cap Value	176,121	193,916
Moderate Allocation	11,421,416	29,333,157
Moderately Aggressive Allocation	8,779,310	17,105,263
Moderately Conservative Allocation	4,343,788	12,514,938
Money Market	3,616,417	3,524,832
Multidimensional Income	77,936	111,416
Opportunity Income Plus	431,578	403,489
Real Estate Securities	530,424	780,447
Small Cap Growth	1,292,875	600,673
Small Cap Index	6,160,003	12,274,064
Small Cap Stock	4,026,221	3,114,623
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, follows:
Subaccount	2023	2022	2021	2020	2019
Aggressive Allocation
Units	1,708,544	1,836,536	1,978,683	2,048,992	2,155,701
Unit value	$33.97	$28.83	$35.57	$29.96	$25.90
Death claim units	—	—	304	2,711	4,336
Death claim unit value	$33.42	$28.28	$34.79	$29.22	$25.18
Net assets	$58,039,894	$52,947,889	$70,385,610	$61,472,026	$55,942,584
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.83%	0.82%	0.79%	1.20%	1.31%
Total return (c)	17.83 - 18.18%	(18.94) - (18.70) %	18.70 - 19.06%	15.68 - 16.03%	23.79 - 24.16%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
All Cap (4)
Units	126,724	135,072	148,966	163,597	178,075
Unit value	$37.59	$31.17	$38.59	$31.48	$25.88
Death claim units	309	—	92	—	—
Death claim unit value	$40.65	$33.60	$41.47	$33.73	$27.65
Net assets	$4,765,000	$4,209,905	$5,751,721	$5,150,037	$4,608,715
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.94%	0.56%	0.41%	0.75%	0.64%
Total return (c)	20.62 - 20.98%	(19.22) - (18.98) %	22.57 - 22.94%	21.63 - 22.00%	28.65 - 29.04%
Balanced Income Plus
Units	1,996,350	2,221,475	2,471,833	2,735,392	3,037,531
Unit value	$45.40	$40.88	$48.00	$43.22	$40.11
Death claim units	20,797	17,712	15,635	9,726	57,885
Death claim unit value	$24.12	$21.65	$25.35	$22.76	$21.06
Net assets	$90,247,910	$91,237,676	$119,096,889	$118,507,968	$123,113,659
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.76%	2.08%	2.32%	2.90%	2.94%
Total return (c)	11.07 - 11.40%	(14.84) - (14.58) %	11.04 - 11.38%	7.75 - 8.08%	15.66 - 16.01%
Diversified Income Plus
Units	778,566	871,113	988,371	1,037,214	1,103,263
Unit value	$24.60	$22.60	$26.12	$24.75	$23.34
Death claim units	2,325	315	1,084	1,931	87
Death claim unit value	$22.32	$20.45	$23.56	$22.25	$20.93
Net assets	$19,143,809	$19,692,028	$25,838,504	$25,709,652	$25,750,001
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.87%	2.91%	2.97%	3.40%	3.53%
Total return (c)	8.84 - 9.17%	(13.47) - (13.21) %	5.54 - 5.86%	6.03 - 6.35%	12.32 - 12.66%
Emerging Markets Equity (1)
Units	130,537	140,076	147,069	158,444	171,643
Unit value	$12.94	$12.01	$16.41	$17.44	$13.88
Death claim units	—	269	—	—	—
Death claim unit value	$13.56	$12.55	$17.09	$18.11	$14.38
Net assets	$1,689,077	$1,685,068	$2,413,000	$2,762,929	$2,382,978
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.99%	0.85%	0.17%	2.29%	0.76%
Total return (c)	7.78 - 8.10%	(26.83) - (26.61) %	(5.91) - (5.63) %	25.60 - 25.98%	18.66 - 19.01%
ESG Index
Units	39,991	29,688	24,031	10,107	—
Unit value	$16.21	$12.80	$16.58	$12.84	—
Death claim units	—	—	—	—	—
Death claim unit value	$16.39	$12.91	$16.67	$12.87	—
Net assets	$648,249	$380,110	$398,529	$129,765	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	1.06%	0.55%	0.00%	1.37%	— %
Total return (c) (3)	26.61 - 26.98%	(22.80) - (22.56) %	29.16 - 29.55%	28.40 - 28.66%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Global Stock (4)
Units	886,655	971,764	1,049,442	1,154,958	1,312,379
Unit value	$23.93	$19.85	$24.81	$20.81	$18.29
Death claim units	2,820	1,977	2,399	2,617	1,491
Death claim unit value	$28.39	$23.49	$29.26	$24.47	$21.45
Net assets	$21,226,456	$19,337,939	$26,102,936	$24,097,924	$24,034,760
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.24%	1.10%	0.89%	1.72%	1.46%
Total return (c)	20.52 - 20.88%	(19.97) - (19.73) %	19.21 - 19.57%	13.78 - 14.12%	21.43 - 21.79%
Government Bond
Units	475,703	518,249	620,522	720,133	738,722
Unit value	$21.98	$21.32	$24.09	$24.77	$23.39
Death claim units	845	1,203	922	4,066	24
Death claim unit value	$14.26	$13.79	$15.54	$15.93	$15.00
Net assets	$10,459,912	$11,077,422	$14,973,597	$17,912,942	$17,291,398
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.25%	2.16%	1.33%	1.49%	2.18%
Total return (c)	3.08 - 3.39%	(11.48) - (11.22) %	(2.74) - (2.45) %	5.88 - 6.20%	4.54 - 4.85%
Healthcare (1)
Units	175,263	192,785	208,951	220,444	225,607
Unit value	$36.10	$35.09	$37.62	$33.78	$28.79
Death claim units	163	—	359	—	—
Death claim unit value	$37.83	$36.67	$39.20	$35.09	$29.82
Net assets	$6,326,513	$6,765,517	$7,874,661	$7,446,585	$6,495,788
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.55%	0.26%	0.29%	0.45%	0.43%
Total return (c)	2.86 - 3.16%	(6.71) - (6.43)%	11.37 - 11.70%	17.32 - 17.68%	24.29 - 24.66%
High Yield
Units	242,324	263,950	290,256	312,503	361,973
Unit value	$27.51	$24.91	$28.09	$27.25	$26.85
Death claim units	289	233	2,562	598	27
Death claim unit value	$23.46	$21.18	$23.81	$23.03	$22.62
Net assets	$6,666,127	$6,580,017	$8,215,300	$8,528,690	$9,719,122
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	6.03%	5.41%	4.59%	5.32%	5.56%
Total return (c)	10.45 - 10.78%	(11.33) - (11.07) %	3.10 - 3.41%	1.48 - 1.79%	12.92 - 13.25%
Income
Units	365,038	368,388	425,285	464,289	440,919
Unit value	$19.42	$18.00	$21.66	$22.03	$19.97
Death claim units	199	278	802	603	8
Death claim unit value	$17.84	$16.48	$19.77	$20.05	$18.12
Net assets	$7,090,391	$6,634,150	$9,226,538	$10,241,574	$8,806,357
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	4.15%	3.48%	2.78%	2.94%	3.36%
Total return (c)	7.94 - 8.26%	(16.91) - (16.66) %	(1.70) - (1.41) %	10.31 - 10.65%	12.18 - 12.52%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
International Allocation (4)
Units	1,357,318	1,466,691	1,567,979	1,729,474	1,899,487
Unit value	$12.75	$10.93	$13.56	$12.00	$11.68
Death claim units	4,223	6,303	4,616	1,859	2,088
Death claim unit value	$13.37	$11.43	$14.13	$12.46	$12.10
Net assets	$17,314,984	$16,109,943	$21,326,775	$20,769,570	$22,213,758
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.68%	2.73%	1.57%	3.26%	2.32%
Total return (c)	16.65 - 16.99%	(19.36) - (19.12) %	13.04 - 13.38%	2.69 - 3.00%	18.98 - 19.34%
International Index
Units	25,173	16,040	11,686	6,956	—
Unit value	$13.76	$11.83	$14.02	$12.80	—
Death claim units	—	—	—	—	—
Death claim unit value	$13.91	$11.92	$14.09	$12.83	—
Net assets	$346,296	$189,728	$163,822	$89,062	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	2.04%	2.78%	0.19%	2.73%	— %
Total return (c) (3)	16.30 - 16.65%	(15.62) - (15.37) %	9.49 - 9.82%	28.04 - 28.30%	— %
Large Cap Growth (2)
Units	739,196	789,264	852,214	930,882	739,547
Unit value	$57.72	$39.74	$60.63	$49.93	$35.27
Death claim units	1,237	1,533	1,660	480	638
Death claim unit value	$55.93	$38.39	$58.40	$47.94	$33.77
Net assets	$42,667,820	$31,424,655	$51,770,417	$46,500,095	$26,106,594
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.21%	0.00%	0.13%	0.28%	0.01%
Total return (c)	45.25 - 45.69%	(34.46) - (34.26) %	21.44 - 21.81%	41.55 - 41.98%	31.25 - 31.65%
Large Cap Index
Units	2,419,754	2,613,273	2,839,694	3,107,380	3,457,784
Unit value	$97.53	$78.37	$97.13	$76.59	$65.65
Death claim units	15,017	8,992	16,297	8,610	8,047
Death claim unit value	$45.58	$36.51	$45.12	$35.47	$30.32
Net assets	$235,141,477	$205,069,403	$276,472,507	$238,231,951	$227,212,608
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.34%	1.22%	1.39%	1.60%	1.55%
Total return (c)	24.45 - 24.82%	(19.31) - (19.07) %	26.82 - 27.20%	16.65 - 17.00%	29.52 - 29.91%
Large Cap Value
Units	429,035	461,303	454,146	462,429	495,454
Unit value	$48.68	$43.67	$46.39	$35.57	$34.49
Death claim units	839	316	833	1,308	293
Death claim unit value	$36.25	$32.42	$34.34	$26.25	$25.38
Net assets	$20,876,566	$20,157,067	$21,096,839	$16,483,700	$17,095,220
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.73%	1.27%	1.20%	1.97%	1.55%
Total return (c)	11.47 - 11.81%	(5.86) - (5.57)%	30.42 - 30.81%	3.14 - 3.45%	22.84 - 23.21%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Limited Maturity Bond
Units	465,873	491,621	575,516	611,208	550,948
Unit value	$13.53	$12.88	$13.61	$13.75	$13.38
Death claim units	132	267	203	856	4
Death claim unit value	$13.27	$12.59	$13.27	$13.36	$12.97
Net assets	$6,305,368	$6,336,506	$7,837,715	$8,414,125	$7,374,137
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.21%	2.06%	1.55%	2.10%	2.61%
Total return (c)	5.06 - 5.38%	(5.38) - (5.09)%	(0.97) - (0.68) %	2.71 - 3.02%	3.45 - 3.76%
Low Volatility Equity
Units	54,442	57,584	45,675	45,958	58,312
Unit value	$14.18	$13.28	$15.06	$12.85	$12.73
Death claim units	—	—	243	—	—
Death claim unit value	$14.46	$13.51	$15.27	$12.99	$12.83
Net assets	$771,742	$764,860	$691,360	$590,486	$742,377
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.33%	1.04%	1.47%	1.59%	0.84%
Total return (c)	6.72 - 7.04%	(11.78) - (11.51) %	17.18 - 17.53%	0.92 - 1.23%	21.60 - 21.96%
Mid Cap Growth
Units	70,842	62,699	41,855	65,255	—
Unit value	$13.34	$11.53	$16.34	$14.80	—
Death claim units	—	—	—	—	—
Death claim unit value	$13.49	$11.63	$16.42	$14.83	—
Net assets	$945,018	$723,067	$683,797	$965,605	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	15.67 - 16.02%	(29.41) - (29.20) %	10.41 - 10.74%	47.97 - 48.27%	— %
Mid Cap Index
Units	396,946	435,399	477,618	529,419	579,278
Unit value	$53.69	$46.79	$54.61	$44.42	$39.67
Death claim units	1,143	138	1,387	2	5
Death claim unit value	$41.78	$36.30	$42.24	$34.26	$30.50
Net assets	$21,298,981	$20,376,892	$26,142,243	$23,519,787	$22,980,225
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.35%	1.09%	0.97%	1.37%	1.17%
Total return (c)	14.75 - 15.10%	(14.33) - (14.07) %	22.93 - 23.30%	11.99 - 12.32%	24.30 - 24.67%
Mid Cap Stock
Units	611,873	652,456	702,957	765,353	833,133
Unit value	$52.71	$46.74	$57.69	$45.35	$37.74
Death claim units	911	771	1,041	1,654	1,128
Death claim unit value	$45.55	$40.27	$49.55	$38.83	$32.22
Net assets	$32,248,305	$30,527,937	$40,605,128	$34,773,034	$31,476,444
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.42%	0.31%	0.24%	0.51%	0.62%
Total return (c)	12.78 - 13.12%	(18.98) - (18.73) %	27.21 - 27.59%	20.17 - 20.53%	24.59 - 24.96%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Mid Cap Value
Units	38,080	39,460	27,682	558	—
Unit value	$17.85	$15.95	$17.04	$13.18	—
Death claim units	—	—	—	—	—
Death claim unit value	$18.04	$16.08	$17.12	$13.21	—
Net assets	$679,601	$629,287	$471,654	$7,362	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	0.82%	0.00%	0.46%	1.48%	— %
Total return (c) (3)	11.91 - 12.24%	(6.40) - (6.12)%	29.26 - 29.64%	31.82 - 32.09%	— %
Moderate Allocation
Units	9,828,531	10,733,978	11,632,440	12,411,297	13,345,517
Unit value	$25.19	$21.96	$26.53	$23.83	$21.25
Death claim units	11,213	8,218	31,073	31,656	32,154
Death claim unit value	$25.46	$22.12	$26.65	$23.87	$21.22
Net assets	$247,614,272	$235,858,287	$309,383,671	$296,571,448	$284,290,835
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.60%	1.62%	1.50%	1.99%	2.27%
Total return (c)	14.74 - 15.09%	(17.23) - (16.98) %	11.29 - 11.62%	12.16 - 12.49%	17.27 - 17.62%
Moderately Aggressive Allocation
Units	5,428,009	5,908,367	6,400,739	7,017,894	7,840,923
Unit value	$28.91	$24.89	$30.52	$26.56	$23.51
Death claim units	2,058	4,431	13,960	5,097	8,609
Death claim unit value	$28.83	$24.75	$30.26	$26.26	$23.17
Net assets	$156,914,037	$147,172,168	$195,755,993	$186,527,544	$184,517,919
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.54%	1.29%	1.21%	1.65%	1.83%
Total return (c)	16.14 - 16.49%	(18.44) - (18.19) %	14.90 - 15.25%	12.99 - 13.33%	20.60 - 20.96%
Moderately Conservative Allocation
Units	3,756,056	4,227,822	4,643,001	4,778,449	5,074,412
Unit value	$19.78	$17.87	$21.22	$20.04	$18.39
Death claim units	4,450	33,703	17,874	28,666	22,467
Death claim unit value	$20.22	$18.21	$21.56	$20.30	$18.58
Net assets	$74,296,496	$76,158,262	$98,904,556	$96,357,367	$93,753,084
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.90%	2.11%	1.82%	2.29%	2.53%
Total return (c)	10.70 - 11.03%	(15.79) - (15.54) %	5.87 - 6.18%	8.97 - 9.30%	13.75 - 14.09%
Money Market
Units	8,238,491	8,441,182	5,546,421	7,647,368	5,178,088
Unit value	$1.02	$0.98	$0.98	$0.99	$1.00
Death claim units	43,157	1,536	3,203	2,243	615
Death claim unit value	$1.07	$1.03	$1.02	$1.03	$1.04
Net assets	$8,387,343	$8,295,759	$5,447,775	$7,602,936	$5,197,328
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	4.77%	1.44%	0.00%	0.26%	1.81%
Total return (c)	3.58 - 3.89%	0.11 - 0.41%	(1.25) - (0.95) %	(0.96) - (0.66) %	0.56 - 0.87%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Multidimensional Income
Units	52,410	57,738	38,511	21,422	29,494
Unit value	$10.90	$10.19	$11.90	$11.40	$10.90
Death claim units	—	—	—	—	—
Death claim unit value	$11.12	$10.36	$12.07	$11.52	$10.99
Net assets	$571,338	$588,125	$458,392	$244,110	$321,526
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	4.92%	2.21%	2.09%	0.00%	5.21%
Total return (c)	7.02 - 7.34%	(14.42) - (14.17) %	4.46 - 4.77%	4.53 - 4.84%	13.66 - 14.00%
Opportunity Income Plus
Units	229,572	235,907	232,432	262,644	260,448
Unit value	$15.48	$14.39	$16.28	$16.19	$15.71
Death claim units	86	174	1,525	309	4
Death claim unit value	$15.69	$14.54	$16.40	$16.27	$15.73
Net assets	$3,553,421	$3,396,555	$3,807,966	$4,257,066	$4,090,412
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	4.91%	4.04%	2.99%	3.33%	4.02%
Total return (c)	7.58 - 7.90%	(11.60) - (11.34) %	0.53 - 0.83%	3.08 - 3.39%	7.18 - 7.50%
Real Estate Securities
Units	153,228	165,303	183,568	196,607	222,135
Unit value	$47.39	$43.57	$59.30	$42.25	$45.20
Death claim units	1,240	70	600	423	117
Death claim unit value	$27.53	$25.23	$34.23	$24.32	$25.94
Net assets	$7,237,170	$7,203,782	$10,905,440	$8,316,660	$10,044,024
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.15%	1.14%	1.39%	2.01%	2.15%
Total return (c)	8.78 - 9.10%	(26.52) - (26.30) %	40.35 - 40.77%	(6.53) - (6.25) %	26.35 - 26.73%
Small Cap Growth
Units	121,711	81,135	108,821	75,727	76,778
Unit value	$16.06	$14.80	$19.44	$17.58	$11.46
Death claim units	—	—	638	—	—
Death claim unit value	$16.33	$15.01	$19.65	$17.73	$11.52
Net assets	$1,954,149	$1,200,639	$2,127,761	$1,331,498	$879,765
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	8.50 - 8.82%	(23.87) - (23.64) %	10.55 - 10.88%	53.45 - 53.91%	26.82 - 27.20%
Small Cap Index
Units	1,151,997	1,238,400	1,345,738	1,482,982	1,648,662
Unit value	$106.96	$93.53	$113.15	$90.56	$82.54
Death claim units	9,355	5,604	11,965	2,716	5,135
Death claim unit value	$39.80	$34.70	$41.85	$33.40	$30.35
Net assets	$122,494,071	$115,938,900	$152,666,049	$134,315,498	$136,158,727
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.17%	1.17%	0.82%	1.19%	1.05%
Total return (c)	14.36 - 14.70%	(17.34) - (17.09) %	24.94 - 25.31%	9.73 - 10.06%	20.97 - 21.33%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Small Cap Stock
Units	456,669	496,780	545,525	581,843	645,434
Unit value	$52.56	$47.26	$53.44	$43.37	$35.80
Death claim units	535	572	619	759	692
Death claim unit value	$38.63	$34.63	$39.04	$31.59	$25.99
Net assets	$23,998,461	$23,497,668	$29,179,356	$25,260,892	$23,123,129
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.61%	0.33%	0.80%	0.70%	0.39%
Total return (c)	11.23 - 11.56%	(11.57) - (11.31) %	23.22 - 23.59%	21.16 - 21.53%	26.19 - 26.57%

(a)
These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnote 3 below indicate the effective date of the investment option in the Variable Account. The total return is calculated using accumulation unit values.
(1)
The following name changes were effective April 30, 2023:

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

Healthcare was formerly known as Partner Healthcare.
(2)
Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(3)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(4)
The following name changes were effective April 30, 2019:

All Cap was formerly known as Partner All Cap.

Global Stock was formerly known as Large Cap Stock.

International Allocation was formerly known as Worldwide Allocation.

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 033-82054, filed on April 17, 1997
(b)	Custodian Agreements	Not Applicable
(c)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 33-82054, filed on April 20, 2006
(d)(i)	Contract
Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement
No. 33-82054, filed on February 26, 2001
Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement
No. 33-82054, filed on April 26, 2002

(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(iii)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(iv)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(e)	Contract Application Form	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002
(f)	Articles of Incorporation and Bylaws of the Depositor	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Post-Effective Amendment No. 34 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2023.

Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Operations Officer, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial ser- vices and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent opera- tions	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corpo- ration	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware

Thrivent Entities	Primary Business	State of Organization
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.
12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I

6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer

Name and Principal Business Address	Position and Offices with Underwriter
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 033-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2024.
Thrivent Variable Annuity Account A (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT A
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (f)	Articles of Incorporation and Bylaws of the Depositor
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP